Prospectus
                                            December 1, 1995

Putnam Vista Fund
CLASS A, B AND M SHARES
INVESTMENT STRATEGY: GROWTH

This prospectus explains concisely what you should know before investing in Putnam Vista Fund (the "fund"). Please read it carefully and keep it for future reference. You can find more detailed information in the December 1, 1995 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI, or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                            BOSTON*LONDON*TOKYO

ABOUT THE FUND

EXPENSES SUMMARY
 .............................................................
This section describes the sales charges, management fees, and annual operating expenses that apply to the fund's various classes of shares. Use it to help you estimate the impact of transaction costs on your investment over time.

FINANCIAL HIGHLIGHTS
 .............................................................
Study this table to see, among other things, how the fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

OBJECTIVE
 .............................................................
Read this section to make sure the fund's objective is consistent with your own.

HOW THE FUND PURSUES ITS OBJECTIVE
 .............................................................
This section explains in detail how the fund seeks its investment objective.

HOW PERFORMANCE IS SHOWN
 ..............................................................
This section describes and defines the measures used to assess the fund's performance. All data are based on the fund's past investment results and do not predict future performance.

HOW THE FUND IS MANAGED
 ..............................................................
Consult this section for information about the fund's management, allocation of the fund's expenses, and how purchases and sales of securities are made for the fund.

ORGANIZATION AND HISTORY
 ..............................................................
In this section, you will learn when the fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.


ABOUT YOUR INVESTMENT

ALTERNATIVE SALES ARRANGEMENTS
 ..............................................................
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

HOW TO BUY SHARES
 ..............................................................
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges on each class of shares.

DISTRIBUTION PLANS
 ..............................................................
This section tells you what distribution fees are charged against each class of shares.

HOW TO SELL SHARES
 ..............................................................
In this section you can learn how to sell shares of the fund, either directly to the fund or through an investment dealer.

HOW TO EXCHANGE SHARES
 ..............................................................
Find out in this section how you may exchange shares of the fund for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

HOW THE FUND VALUES ITS SHARES
 ..............................................................
This section explains how the fund determines the value of its shares.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION
 ..............................................................
This section describes the various options you have in choosing how to receive dividends from the fund. It also discusses the federal tax status of the payments and counsels shareholders to seek specific advice about their own situation.

ABOUT PUTNAM INVESTMENTS, INC.

Read this section to learn more about the companies that provide the marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

ABOUT THE    FUND

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

CLASS A                  CLASS B       CLASS M
SHARES                   SHARES        SHARES
SHAREHOLDER TRANSACTION
EXPENSES

Maximum sales charge
 imposed on purchases
 (as a percentage of
 offering price)          5.75%        NONE*          3.50%


Deferred sales charge             5.0% in the first
 (as a percentage                  year, declining
 of the lower of                   to 1.0% in the
 original purchase                 sixth year, and
 price or redemption                 eliminated
 proceeds)               NONE**      thereafter       NONE


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                      Total fund
                      Management   12b-1     Other    operating
                         fees      fees    expenses   expenses
                       ---------   -----   --------   --------
Class A                  .60%      .25%      .22%       1.07%
Class B                  .60%      1.00%     .22%       1.82%
Class M                  .60%      .75%      .22%       1.57%

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund incurs. The 12b-1 fees for class M shares reflect amounts currently payable under the class M distribution plan. For class M shares, management fees and "Other expenses" are based on the corresponding expenses for the fund's class A shares.

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                         1         3         5       10
                       YEAR      YEARS     YEARS    YEARS

CLASS A                 $68       $90      $113     $181
CLASS B                 $68       $87      $119     $194***
CLASS B (NO REDEMPTION) $18       $57      $ 99     $194***
CLASS M                 $50       $83      $118     $215

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares
       -- Class A shares."

***    Reflects conversion of class B shares to class A shares
       (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A, B and M shares. This information has been derived
   from     the fund's financial statements, which have been
audited and reported on by the fund's independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1995 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)*

   (THE TABLE IS INCORPORATED BY REFERENCE FROM POST-EFFECTIVE
AMENDMENT NO. 45 TO THE FUND'S REGISTRATION STATEMENT, FILE NO.
2-27664.)


OBJECTIVE

PUTNAM VISTA FUND SEEKS CAPITAL APPRECIATION. CURRENT INCOME IS ONLY AN INCIDENTAL CONSIDERATION IN SELECTING INVESTMENTS FOR THE FUND. THE FUND IS DESIGNED FOR INVESTORS SEEKING ABOVE-AVERAGE CAPITAL GROWTH POTENTIAL, WHICH INVOLVES CERTAIN RISKS. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

BASIC INVESTMENT STRATEGY

THE FUND INVESTS IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS
WHICH PUTNAM INVESTMENT MANAGEMENT, INC., THE FUND'S INVESTMENT MANAGER ("PUTNAM MANAGEMENT"), BELIEVES HAVE THE POTENTIAL FOR ABOVE-AVERAGE CAPITAL APPRECIATION. THESE MAY INCLUDE WIDELY-TRADED COMMON STOCKS OF LARGER COMPANIES AS WELL AS COMMON
STOCKS OF SMALLER, LESS WELL-KNOWN COMPANIES. Under normal market conditions the fund will invest primarily in the common stocks of medium-sized companies with equity market capitalizations from $300 million to $5 billion. Such securities are often referred to as "midcap stocks." In selecting common stocks for the fund, Putnam Management will consider, among other things, an issuer's financial strength, competitive position, projected future earnings and dividends, and other investment criteria. Current income will be only an incidental consideration in the selection of investments.

Although the fund will invest primarily in common stocks of medium-sized companies, investment opportunities may also be sought among securities of larger, widely traded companies as well as securities of smaller, less well-known companies.
Smaller and medium-sized companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

The fund may at times invest a portion of its assets in common stocks Putnam Management believes are significantly undervalued. In selecting such common stocks, Putnam Management will focus on industries and issuers it considers to have particular possibilities for long-term capital appreciation due to potential growth of earnings which, in the judgment of Putnam Management, is not fully reflected in current market prices. In selecting undervalued securities, Putnam Management may consider investment judgments contrary to those of most investors.

Common stocks are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities, convertible securities (both bonds and preferred stocks) and warrants if Putnam Management believes they would help achieve the fund's investment objective. The fund may purchase debt securities rated at the time of purchase at least C by Standard & Poor's or Moody's Investor Service, Inc., or unrated securities determined by Putnam Management to be of comparable quality. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The fund may also hold a portion of its assets in cash or money market instruments.

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund's assets. In implementing these "defensive" strategies, the fund may increase the portion of its assets invested in debt securities or preferred stocks, or invest in any other securities Putnam Management considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the fund will use these alternative strategies.

FOREIGN INVESTMENTS

THE FUND MAY INVEST UP TO 20% OF ITS ASSETS IN SECURITIES PRINCIPALLY TRADED IN FOREIGN MARKETS. The fund may also purchase Eurodollar certificates of deposit without regard to the 20% limit. Since foreign securities are normally denominated and traded in foreign currencies, the values of the fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable with those in the United States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above are typically increased for investments in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets."

The fund may buy or sell foreign currencies, foreign currency futures contracts, foreign currency forward contracts and call options on foreign currencies for hedging purposes in connection with its foreign investments.

A MORE DETAILED EXPLANATION OF FOREIGN INVESTMENTS, AND THE RISKS
AND SPECIAL TAX CONSIDERATIONS ASSOCIATED WITH THEM, IS INCLUDED
IN THE SAI.

PORTFOLIO TURNOVER

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense to the fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates for the 10 most recent fiscal years are shown in the section "Financial highlights."

STOCK INDEX FUTURES AND OPTIONS

THE FUND MAY BUY AND SELL STOCK INDEX FUTURES CONTRACTS. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to earn additional income.

THE USE OF INDEX FUTURES AND RELATED OPTIONS INVOLVES CERTAIN
SPECIAL RISKS.  FUTURES AND OPTIONS TRANSACTIONS INVOLVE COSTS
AND MAY RESULT IN LOSSES.

Certain risks arise because of the possibility of imperfect correlations between movements in the prices of index futures and options and movements in the prices of the underlying stock index or of the portfolio securities that are the subject of a hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The use of futures and options transactions for purposes other than hedging entails greater risks. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

A MORE DETAILED EXPLANATION OF INDEX FUTURES AND OPTIONS
TRANSACTIONS, INCLUDING THE RISKS ASSOCIATED WITH THEM, IS
INCLUDED IN THE SAI.

OTHER INVESTMENT PRACTICES

THE FUND MAY ALSO ENGAGE IN THE FOLLOWING INVESTMENT PRACTICES,
EACH OF WHICH MAY INVOLVE CERTAIN SPECIAL RISKS.  THE SAI
CONTAINS MORE DETAILED INFORMATION ABOUT THESE PRACTICES,
INCLUDING LIMITATIONS DESIGNED TO REDUCE THESE RISKS.

OPTIONS. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options for hedging purposes. From time to time, the fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its total assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

DERIVATIVES

Certain of the instruments in which the fund will invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risk involved in their use is included elsewhere in this prospectus and in the SAI.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP THE FUND LIMIT INVESTMENT RISKS FOR ITS SHAREHOLDERS. These restrictions prohibit the fund from acquiring more than 10% of the voting securities of any one issuer or more than 10% of any one class of securities of any one issuer.* They also prohibit the fund from investing more than:

(a) 5% of its total assets in securities of any one issuer (other than the U.S. government);*

(b) 5% of its net assets in companies that, together with any predecessors, have been in operation less than three years and in equity securities (other than securities restricted as to resale) that do not have readily available market quotations;*

(c) 15% of its net assets in securities restricted as to resale, excluding securities determined by the fund's Trustees (or the person designated by the fund's Trustees to make such determinations) to be readily marketable;*

(d) 25% of its total assets in any one industry;* or

(e) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the fund's Trustees (or the person designated by the fund's Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the fund's other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

THE FUND'S INVESTMENT PERFORMANCE MAY FROM TIME TO TIME BE
INCLUDED IN ADVERTISEMENTS ABOUT THE FUND.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price (in the case of class A shares and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charges were used.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT
FUTURE PERFORMANCE.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the fund's portfolio, the fund's operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The fund's performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

THE TRUSTEES OF THE FUND ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF THE FUND'S BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on the fund's average net assets. See "Expenses summary" and the SAI.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                   Business experience
                          Year     (at least 5 years)
                          ----     -------------------

Jennifer K. Silver        1991     Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1981.

Anthony C. Santosus       1994     Employed as an investment
Vice President                     professional by Putnam
                                   Management since 1985

Michael J. Mufson         1994     Employed as an investment
Vice President                     professional by Putnam
                                   Management since 1993.
                                   Prior to June 1993, Mr.
                                   Mufson was Senior Equity
                                   Analyst at Stein Roe &
                                   Farnham.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of the fund's securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Vista Fund is a Massachusetts business trust organized on August 13, 1982 as the successor to Putnam Vista Fund, Inc., a Massachusetts corporation organized on October 25, 1967. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the fund may be divided without shareholder approval into two or more series of shares representing separate investment portfolios.

Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are currently divided into four classes. Only the fund's class A, B and M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than a minimum amount set by the Trustees (presently 20 shares), the fund may choose to redeem your shares and pay you for them. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

THE FUND'S TRUSTEES: GEORGE PUTNAM,* CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; JAMESON ADKINS BAXTER, President, Baxter Associates, Inc.; HANS H. ESTIN, Vice Chairman, North American Management Corp.; JOHN A. HILL, Principal and Managing Director, First Reserve Corporation; ELIZABETH T. KENNAN, President Emeritus and Professor, Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; ROBERT E. PATTERSON, Executive Vice President, Cabot Partners Limited Partnership; DONALD S. PERKINS,* Director of various corporations, including AT&T, Kmart Corporation and Time Warner Inc.; GEORGE PUTNAM, III,* President, New Generation Research, Inc.; ELI SHAPIRO, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; A.J.C. SMITH,* Chairman, Chief Executive Officer and Director, Marsh & McLennan Companies, Inc.; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The fund's Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

ALTERNATIVE SALES ARRANGEMENTS

This prospectus offers investors three classes of shares that bear sales charges in different forms and amounts and that bear different levels of expenses:

CLASS A SHARES. An investor who purchases class A shares pays a sales charge at the time of purchase. As a result, class A shares are not subject to any charges when they are redeemed except for certain sales at net asset value that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of class A shares qualify for reduced sales charges. Class A shares bear a lower 12b-1 fee than class B and class M shares. See "How to buy shares -- Class A shares" and "Distribution plans."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B shares also bear a higher 12b-1 fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion will also note certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -- Class B shares" and "Distribution plans."

CLASS M SHARES. An investor who purchases class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares bear a 12b-1 fee that is lower than class B shares but higher than class A shares. Class M shares are not subject to any CDSC and do not convert into any other class of shares. See "How to buy shares -- Class M shares" and "Distribution plans."

WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider class A or class M shares. Investors who prefer not to pay an initial sales charge might consider class B shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

BUYING SHARES THROUGH PUTNAM MUTUAL FUNDS. Complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

CLASS A SHARES

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

                            SALES CHARGE             AMOUNT OF
                         AS A PERCENTAGE OF:      SALES CHARGE
                         -------------------      REALLOWED TO
                             NET                  DEALERS AS A
AMOUNT OF TRANSACTION      AMOUNT   OFFERING     PERCENTAGE OF
AT OFFERING PRICE ($)     INVESTED    PRICE     OFFERING PRICE
-----------------------------------------------------------------
Under 50,000                6.10%     5.75%          5.00%
50,000 but under 100,000    4.71      4.50           3.75
100,000 but under 250,000   3.63      3.50           2.75
250,000 but under 500,000   2.56      2.50           2.00
500,000 but under 1,000,000 2.04      2.00           1.75
-----------------------------------------------------------------

There is no initial sales charge on purchases of class A shares of $1 million or more. However, a CDSC of 1.00% or 0.50%, respectively, will be imposed if you redeem these shares within the first or second year after purchase, based on the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In addition, there are no sales charges on shares purchased by participant-directed employee benefit plans with at least 200 eligible employees.

Shares purchased by certain investors investing $1 million or more who have made arrangements with Putnam Mutual Funds and whose dealer of record waived the commission as described below are not subject to the CDSC. In determining whether a CDSC is payable, the fund will first redeem shares not subject to any charge. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates (including a plan with at least 200 eligible employees), Putnam Mutual Funds pays commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales at the rate of 0.15%.

CLASS B SHARES

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and
(ii) shares otherwise exempt from the CDSC, as described in "How to buy shares -- General" below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

YEAR     1       2      3       4      5       6     7+
-----------------------------------------------------------
CHARGE  5%      4%     3%      3%     2%      1%     0%

In determining whether a CDSC is payable on any redemption, the fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay.

CLASS M SHARES

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                            SALES CHARGE               AMOUNT OF
                         AS A PERCENTAGE OF:        SALES CHARGE
                         -------------------        REALLOWED TO
                             NET                    DEALERS AS A
AMOUNT OF TRANSACTION      AMOUNT   OFFERING       PERCENTAGE OF
AT OFFERING PRICE ($)     INVESTED    PRICE       OFFERING PRICE
-----------------------------------------------------------------
Under 50,000                 3.63%    3.50%           3.00%
50,000 but under 100,000     2.56     2.50            2.00
100,000 but under 250,000    1.52     1.50            1.00
250,000 but under 500,000    1.01     1.00            1.00
500,000 but under 1,000,000  NONE     NONE            NONE
-----------------------------------------------------------------
GENERAL

YOU MAY BE ELIGIBLE TO BUY CLASS A AND CLASS M SHARES AT REDUCED
SALES CHARGES.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Descriptions are also included in the order form and in the SAI.

A participant-directed employee benefit plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described above.

Sales charges will not apply to class M shares purchased with redemption proceeds received within the prior 90 days from non-Putnam mutual funds on which the investor paid a front-end or a contingent deferred sales charge or to class M shares purchased by participant-directed qualified retirement plans with at least
   50     eligible employees.  The fund may sell class M shares
at net asset value to members of qualified groups.

The fund may sell class A, class B and class M shares at net asset value without an initial sales charge or a CDSC to the fund's current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds, and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition, the fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing the fund's shares at reduced sales charges.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the fund at net asset value.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the fund will not issue certificates for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

CLASS A DISTRIBUTION PLAN. The class A plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.35% of average net assets attributable to class A shares.
The Trustees currently limit payments under the class A plan to the annual rate of 0.25% of such assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholder accounts. The payments are based on the average net asset value of class A shares of the fund attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares purchased at net asset value known as "NAV shares" by shareholders investing $1 million or more. Also excluded until one year after purchase are NAV shares purchased by participant-directed qualified retirement plans with at least 200 eligible employees. NAV shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.

Except as stated below, Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.20% of such average net asset value for class A shares outstanding as of December 31, 1989 and 0.25% of such average net asset value of shares acquired after that date (including shares acquired through reinvestment of distributions).

For participant-directed qualified retirement plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates, Putnam Mutual Funds' payments to qualifying dealers on NAV shares are 100% of the rate stated above if average plan assets in Putnam funds (excluding money market funds) during the quarter are less than $20 million, 60% of the stated rate if average plan assets are at least $20 million but under $30 million, and 40% of the stated rate if average plan assets are $30 million or more.

For all other participant-directed qualified retirement plans purchasing NAV shares, Putnam Mutual Funds makes quarterly payments to qualifying dealers at the annual rate of 0.10% of the average net asset value of such shares.

CLASS B AND CLASS M DISTRIBUTION PLANS. The class B and class M plans provide for payments by the fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to class B shares and class M shares, as the case may be. The Trustees currently limit payments under the class M plan to the annual rate of 0.75% of such assets.

Although class B shares are sold without an initial sales charge, Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

The amount paid to dealers at the time of the sale of class M shares is set forth above under "How to buy shares -- Class M shares." In addition, to further compensate dealers (including qualifying financial institutions) for services provided in connection with sales of class B shares and class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers.

The payments are based on the average net asset value of class B shares and class M shares attributable to shareholders for whom the dealers are designated as the dealer of record. Putnam Mutual Funds makes the payments at an annual rate of 0.25% of such average net asset value of class B shares and class M shares, as the case may be.

Putnam Mutual Funds also pays to dealers, as additional compensation with respect to the sale of class M shares, 0.40% of such average net asset value of class M shares. For class M shares, the total annual payment to dealers equals 0.65% of such average net asset value.

GENERAL. Payments under the plans are intended to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the fund any day the New York Stock
Exchange is open, either directly to the fund or through your investment dealer. The fund will only redeem shares for which it has received payment.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

THE FUND GENERALLY SENDS YOU PAYMENT FOR REDEEMED SHARES THE BUSINESS DAY AFTER YOUR REQUEST IS RECEIVED. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account, unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam
Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for your shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of certain other Putnam funds at net asset value beginning 15 days after purchase. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

THE FUND CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH CLASS BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING. SHARES ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments
that will mature in 60 days or less are    stated     at
amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS;
TAX INFORMATION

The fund distributes any net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the fund with respect to class A shares will generally be greater than those paid with respect to class B shares and class M shares because expenses attributable to class B shares and class M shares will generally be higher.

YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS:

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

-   Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in the fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

All fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year Putnam Investor Services will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).
ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

GLOSSARY OF TERMS


BOND          An IOU issued by a government or corporation that
              usually pays   interest.
-----------------------------------------------------------------
CAPITAL       A profit or loss on the sale of securities (stocks
GAIN/LOSS     or bonds).
-----------------------------------------------------------------
CLASS A, B,   Types of shares, each class offering investors a
M SHARES      different choice about how to pay sales charges
              and distribution fees. A fund's prospectus
              explains the availability and      attributes of each
              type.
----------------------------------------------------------------
COMMON        A unit of ownership of a corporation.
STOCK
-----------------------------------------------------------------
DISTRIBUTION  A payment from a mutual fund to shareholders. It may include interest from bonds and dividends from
              stocks (dividend distributions). It may also
              include profits from the sale of securities from
              the fund's portfolio (capital gains
              distributions).
-----------------------------------------------------------------
NET ASSET     The basic value of one share of a mutual fund
VALUE (NAV)   without regard to sales charges. Some bond funds
              aim for a steady NAV, representing stability; most
              stock funds    work to raise NAV, representing growth
              in the value of          an investment.
-----------------------------------------------------------------
PUBLIC                       The purchase price of one class A share or class M
OFFERING      share          of a mutual fund, including the applicable
PRICE (POP)   up-front sales           charge.
-----------------------------------------------------------------
TOTAL RETURN  A measure of performance showing change in the
              value          of an investment over a given period,
              assuming all earnings are invested back into the
              fund.
-----------------------------------------------------------------
YIELD                        The percentage rate at which a fund's portfolio
              earns          income from its investments.

MAKE THE MOST OF YOUR PUTNAM PRIVILEGES

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount will be automatically transferred from your checking or savings account.

SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from an account valued at $10,000 or more. You may establish your withdrawal on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000.

DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

STATEMENT OF INTENTION

To reduce a front-end sales charge, you agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your investment advisor should notify Putnam that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange. These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll-free at 1-800-225-1581.
PUTNAM FAMILY OF FUNDS


PUTNAM GROWTH FUNDS

Putnam Asia Pacific Growth Fund
Putnam Diversified Equity Trust
Putnam Europe Growth Fund
Putnam Global Growth Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam Investors Fund
Putnam Natural Resources Fund
Putnam New Opportunities Fund
Putnam OTC Emerging Growth Fund
Putnam Overseas Growth Fund
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II*

PUTNAM GROWTH AND INCOME FUNDS

Putnam Balanced Retirement Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Growth and Income Fund II
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Putnam Adjustable Rate U.S. Government Fund
Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Federal Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Fund
Putnam Preferred Income Fund
Putnam U.S. Government Income Trust
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PUTNAM TAX-FREE INCOME FUNDS

Putnam Intermediate Tax Exempt Fund
Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds+
    Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New
    York, Ohio, and Pennsylvania

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.
THE THREE PORTFOLIOS:
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS
Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

*Formerly Putnam Growth Fund
+Not available in all states.

Please call your financial advisor or Putnam to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.

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PUTNAM VISTA FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
160 Federal Street
Boston, MA  02110

PUTNAMINVESTMENTS
       One Post Office Square
       Boston, Massachusetts 02109
       Toll-free 1-800-225-1581
Differences between the typeset (printed) prospectus and the EDGAR filing version.

1.     Each interior page of the prospectus includes the word
       "prospectus" at the bottom of the page.

2.     Pagination is different in printed prospectus.

3. Section headings and subheadings in the printed prospectus are printed in boldface type with colored ink.

4. The first page of the printed prospectus contains an illustration of balanced scales, Putnam's logo.

5. The last page of the printed prospectus contains a graphic recyclable logo.
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